SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 28, 2004
(Date of earliest event reported)

ONYX ACCEPTANCE FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	333-113136 (Commission File No.)	33-0639768 (I.R.S. Employer Identification No.)

27051 Towne Centre Drive, Suite 200 Foothill Ranch, California (Address of Principal Executive Offices)	92610 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 465-3500

Item 7. Financial Statements and Exhibits.
Item 12. Regulation FD Disclose
Signatures
EXHIBIT 99.1

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit No.	Description
99.1	Press Release

Item 12. Regulation FD Disclose.

     On July 26, 2004, Onyx Acceptance Corporation issued a press release announcing certain of its second quarter operating results. The press release is filed as Exhibit 99.1 to Current Report on Form 8-K, and the contents of the Exhibit are incorporated herein by reference.

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Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

July 28, 2004	ONYX ACCEPTANCE FINANCIAL CORPORATION
	By:	/s/ Michael A. Krahelski
Michael A. Krahelski,
Executive Vice President

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Exhibit No.	Description
99.1	Press Release